Supplement to the currently effective Statement of Additional Information for the listed fund:
--------------------------------------------------------------------------------


Scudder Money Market Series

The following is added to the non-fundamental policies listed in the Fund's Statement of Additional Information under Investment Restrictions:

The Fund currently does not intend to invest more than 10% of total assets in non-affiliated registered investment companies.



December 24, 2002